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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


        Date of Report (Date of earliest Event reported) March 20, 2000


                        Physicians Resource Group, Inc.
            (Exact name of registrant as specified in its charter)


          Delaware                      1-13778                   76-0456864
(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)

               14800 Landmark Blvd., Suite 500, Dallas, TX 75240
           (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code (972) 892-7200
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Item 5.   Other Events

          On March 20, 2000, Physicians Resource Group, Inc. (the
"Company"),debtor-in-possession, filed a monthly operating report for the period February 1, 2000 through February 29, 2000 with the United States Bankruptcy Court for the Northern District of Texas, Dallas Division, Case Number 00-30748-RCM.

          On March 17, 2000, the Company announced that Michael Yeary had been elected a director of the Company, that David Meyer, M.D. and John Shepherd, M.D. had resigned as directors of the Company and that Lucius Burch, III, David Dulaney, M.D. and Mark Rosenberg had resigned as senior consultants to the Board of Directors of the Company.

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits:

               99.1 Monthly Operating Statement for February 1, 2000 through February 29, 2000
               99.2   Press Release dated February 1, 2000

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                                  SIGNATURES

          Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    PHYSICIANS RESOURCE GROUP, INC.


DATE: March 28, 2000                By: /s/ MICHAEL YEARY
                                       -----------------------------------
                                         Michael Yeary, President and
                                         Chief Restructuring Officer

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